SOLE-SOURCE COST-SHARING AGREEMENT	9 Months Ended
Dec. 31, 2015
SOLE-SOURCE COST-SHARING AGREEMENT [Text Block]

10.    SOLE-SOURCE COST-SHARING AGREEMENT

During the nine months ended December 31, 2015, the Company entered into a sole source cost sharing contract executed with the U.S. Army Medical Research and Materiel Command (“USAMRMC”). Under the terms of the contract, the USAMRMC will reimburse the Company up to a maximum of $2,996,244 representing approximately 62% of the Company’s estimated costs for the registrational trial (‘the trial”) investigating the safety and effectiveness of the portable neuromodulation stimulator for mild to moderate traumatic brain injury. The trial expires on December 31, 2016.

As of December 31, 2015, the Company has received a total of $1,372,821 in respect of expenses reimbursed.

Under the terms of the agreement, the USAMRMC may terminate their obligation at any time with 30 days written notice.